                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1. ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   October 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      RBS Partners, L.P.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             ---------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    November 3, 2015

2. SPE I PARTNERS, LP

Item                                Information

Name:                               SPE I Partners, LP

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   October 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      RBS Partners, L.P.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             ---------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    November 3, 2015

3. SPE MASTER I, LP

Item                                Information

Name:                               SPE Master I, LP

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   October 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      RBS Partners, L.P.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             ---------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    November 3, 2015

4. RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   October 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             ---------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    November 3, 2015

5. ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   October 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:      /s/ Edward S. Lampert
                                             ---------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    November 3, 2015